                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]         COMPUTATIONAL MATERIALS FOR
                              OWNIT, SERIES 2005-1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[384,076,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                FEBRUARY 1, 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              OWNIT, SERIES 2005-1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION
FICO SCORE            FULL DOC  LIMITED (LIV) DOC  STATED (NIV) DOC  ALL DOCS    WAC    AVG PRIN BAL  CURRENT LTV
(50 increment)        --------  -----------------  ----------------  --------  -------  ------------  -----------
NOT AVAILABLE
451 TO 500              0.07%         0.00%              0.00%         0.07%    8.625%    269,550.00     90.00%
501 TO 550              1.14%         0.00%              0.00%         1.14%    7.508%    187,242.08     75.49%
551 TO 600              6.14%         0.00%              0.93%         7.06%    7.351%    175,774.62     79.75%
601 TO 650             22.33%         0.26%              5.30%        27.89%    7.258%    151,871.91     83.17%
651 TO 700             21.68%         0.66%             15.49%        37.83%    6.961%    161,472.65     82.92%
701 TO 750              7.34%         0.40%             11.02%        18.76%    6.649%    164,238.26     82.99%
751 TO 800              3.09%         0.00%              3.96%         7.05%    6.674%    172,077.59     83.43%
801 TO 850              0.01%         0.00%              0.19%         0.20%    7.897%    192,926.38     85.78%
TOTAL                  61.80%         1.31%             36.89%       100.00%    7.002%    161,115.88     82.74%

LTV & FICO
CURRENT LTV     FICO <500  501-550  551-600  601-650  651-700  701-750  751-800  801-850    TOTAL    AVG PRIN BAL    WAC
(10 increment)  ---------  -------  -------  -------  -------  -------  -------  -------  ---------  ------------  -------
0.01 TO 10.00
10.01 TO 20.00    0.00%     0.00%    0.00%    0.01%    0.00%    0.00%    0.00%    0.00%      0.01%     49,834.64    7.000
20.01 TO 30.00    0.00%     0.00%    0.03%    0.01%    0.01%    0.00%    0.00%    0.00%      0.05%     67,572.61    7.490
30.01 TO 40.00    0.00%     0.00%    0.02%    0.11%    0.05%    0.01%    0.00%    0.00%      0.19%     94,525.29    8.038
40.01 TO 50.00    0.00%     0.02%    0.08%    0.15%    0.01%    0.00%    0.00%    0.00%      0.26%    102,014.58    7.315
50.01 TO 60.00    0.00%     0.10%    0.36%    0.17%    0.50%    0.00%    0.07%    0.00%      1.21%    206,227.15    6.705
60.01 TO 70.00    0.00%     0.14%    0.42%    0.56%    0.57%    0.67%    0.09%    0.00%      2.45%    259,804.60    6.641
70.01 TO 80.00    0.00%     0.58%    3.52%   19.08%   27.53%   14.15%    5.18%    0.14%     70.18%    228,021.28    6.490
80.01 TO 90.00    0.07%     0.24%    2.31%    1.76%    2.45%    0.90%    0.48%    0.00%      8.21%    166,316.79    7.411
90.01 TO 100.00   0.00%     0.06%    0.32%    6.04%    6.70%    3.03%    1.23%    0.06%     17.44%     71,872.80    8.923
TOTAL             0.07%     1.14%    7.06%   27.89%   37.83%   18.76%    7.05%    0.20%    100.00%    161,115.88    7.002
LTV & FICO
CURRENT LTV        GROSS MARGIN  LIMITED (LIV) DOC   STATED (NIV) DOC
(10 increment)     ------------  -----------------   ----------------
0.01 TO 10.00
10.01 TO 20.00        6.500          100.000%             0.000%
20.01 TO 30.00        7.148            0.000%             0.000%
30.01 TO 40.00        6.490            0.000%            36.551%
40.01 TO 50.00        6.589            0.000%            46.883%
50.01 TO 60.00        6.151            0.000%            27.061%
60.01 TO 70.00        6.083            4.879%            34.320%
70.01 TO 80.00        5.975            1.158%            40.135%
80.01 TO 90.00        6.788            2.772%            19.245%
90.01 TO 100.00       6.792            0.798%            33.162%
TOTAL                 6.104            1.311%            36.890%

PRIN BALANCE & FICO
PRIN BALANCE         FICO <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850    TOTAL    CURRENT LTV    WAC
(50,000 increments)  ----------  -------  -------  -------  -------  -------  -------  -------  --------   -----------  -------
1 TO 50,000             0.00%     0.00%    0.07%    1.43%    1.60%    0.70%    0.25%    0.01%      4.05%      97.97%     9.799
50,001 TO 100,000       0.00%     0.03%    0.39%    2.28%    3.79%    1.93%    0.70%    0.02%      9.15%      94.06%     8.916
100,001 TO 150,000      0.00%     0.26%    1.40%    4.84%    4.50%    1.88%    0.54%    0.03%     13.46%      82.83%     7.137
150,001 TO 200,000      0.00%     0.23%    1.67%    4.76%    5.38%    2.28%    1.03%    0.00%     15.35%      81.34%     6.721
200,001 TO 250,000      0.00%     0.33%    1.13%    3.39%    4.91%    2.95%    0.56%    0.00%     13.27%      80.77%     6.584
250,001 TO 300,000      0.07%     0.08%    0.96%    3.29%    4.77%    3.06%    1.12%    0.00%     13.35%      81.05%     6.623
300,001 TO 350,000      0.00%     0.08%    0.40%    1.72%    4.38%    2.28%    0.92%    0.00%      9.78%      80.64%     6.469
350,001 TO 400,000      0.00%     0.00%    0.38%    1.84%    2.95%    1.60%    0.56%    0.00%      7.33%      80.78%     6.639
400,001 TO 450,000      0.00%     0.00%    0.42%    1.85%    2.19%    0.85%    0.54%    0.00%      5.85%      79.48%     6.462
450,001 TO 500,000      0.00%     0.13%    0.24%    1.22%    1.70%    0.48%    0.36%    0.00%      4.13%      78.21%     6.453
500,001 TO 550,000      0.00%     0.00%    0.00%    0.53%    0.27%    0.13%    0.13%    0.14%      1.21%      80.44%     6.616
550,001 TO 600,000      0.00%     0.00%    0.00%    0.74%    1.06%    0.00%    0.00%    0.00%      1.80%      76.17%     6.379
600,001 TO 650,000      0.00%     0.00%    0.00%    0.00%    0.32%    0.16%    0.16%    0.00%      0.65%      75.72%     6.185
650,001 TO 700,000      0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.17%    0.00%      0.17%      80.00%     6.625
700,001 TO 750,000      0.00%     0.00%    0.00%    0.00%    0.00%    0.18%    0.00%    0.00%      0.18%      80.00%     6.375
>=1,000,000             0.00%     0.00%    0.00%    0.00%    0.00%    0.27%    0.00%    0.00%      0.27%      70.00%     6.375
TOTAL                   0.07%     1.14%    7.06%   27.89%   37.83%   18.76%    7.05%    0.20%    100.00%      82.74%     7.002
PRIN BALANCE & FICO
PRIN BALANCE           GROSS MARGIN  LIMITED (LIV) DOC  STATED (NIV) DOC
(50,000 increments)    ------------  -----------------  ----------------
1 TO 50,000               6.249             0.77%             32.11%
50,001 TO 100,000         6.757             0.76%             45.15%
100,001 TO 150,000        6.251             1.31%             23.61%
150,001 TO 200,000        6.124             0.33%             28.46%
200,001 TO 250,000        6.052             0.81%             38.68%
250,001 TO 300,000        6.117             3.65%             44.61%
300,001 TO 350,000        5.984             0.81%             46.99%
350,001 TO 400,000        6.147             2.59%             49.15%
400,001 TO 450,000        5.966             0.00%             38.60%
450,001 TO 500,000        5.961             2.89%             40.90%
500,001 TO 550,000        6.158             0.00%             33.73%
550,001 TO 600,000        5.825             0.00%              0.00%
600,001 TO 650,000        5.748             0.00%              0.00%
650,001 TO 700,000        6.125             0.00%              0.00%
700,001 TO 750,000        5.875             0.00%              0.00%
>=1,000,000               5.875             0.00%            100.00%
TOTAL                     6.104             1.31%             36.89%

PREPAYMENT PENALTY & FICO
PREPAYMENT PENALTY TERM    <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850    TOTAL    CURRENT LTV    WAC
(whatever increments)      -----  -------  -------  -------  -------  -------  -------  -------  ---------  -----------  -------
0                          0.00%   0.05%    0.64%    2.45%    2.25%    0.67%    0.72%    0.18%      6.96%      89.24%    8.3312
12                         0.00%   0.00%    0.43%    0.87%    1.81%    0.70%    0.28%    0.00%      4.08%      80.26%    6.9929
24                         0.07%   0.62%    4.28%   16.77%   23.53%   12.31%    3.74%    0.02%     61.33%      83.00%    7.0346
36                         0.00%   0.43%    1.35%    4.59%    7.00%    2.99%    1.39%    0.00%     17.74%      80.68%    6.6956
60                         0.00%   0.04%    0.37%    3.21%    3.24%    2.10%    0.92%    0.00%      9.88%      81.26%    6.4139
TOTAL                      0.07%   1.14%    7.06%   27.89%   37.83%   18.76%    7.05%    0.20%    100.00%      82.74%    7.0017
PREPAYMENT PENALTY & FICO
PREPAYMENT PENALTY TERM      GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC
(whatever increments)        ------------  ------------  -----------------  ----------------
0                               6.7117       79,063.12         2.51%             33.35%
12                              6.2430      188,796.88         2.40%             45.47%
24                              6.1268      168,614.52         1.51%             43.52%
36                              5.9767      175,260.88         0.43%             21.68%
60                              5.8836      214,622.06         0.39%             22.02%
TOTAL                           6.1038      161,115.88         1.31%             36.89%

MORTG RATES & FICO
MORTG RATES         FICO <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850    TOTAL    CURRENT LTV    WAC
(50 bps increment)  ----------  -------  -------  -------  -------  -------  -------  -------  ---------  -----------  -------
4.501 TO 5.000         0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.07%    0.00%      0.07%      80.00%      4.875
5.001 TO 5.500         0.00%     0.00%    0.00%    0.10%    1.71%    0.88%    0.22%    0.00%      2.91%      79.65%      5.397
5.501 TO 6.000         0.00%     0.00%    0.24%    2.60%    5.76%    4.59%    2.25%    0.00%     15.45%      78.69%      5.860
6.001 TO 6.500         0.00%     0.04%    0.74%    7.75%    9.95%    6.36%    1.97%    0.00%     26.81%      79.71%      6.338
6.501 TO 7.000         0.00%     0.23%    2.07%    8.04%    9.37%    3.26%    0.90%    0.00%     23.86%      80.52%      6.827
7.001 TO 7.500         0.00%     0.32%    1.55%    3.20%    3.89%    0.69%    0.27%    0.14%     10.05%      81.03%      7.310
7.501 TO 8.000         0.00%     0.37%    1.32%    1.92%    1.77%    0.54%    0.36%    0.00%      6.27%      85.79%      7.798
8.001 TO 8.500         0.00%     0.10%    0.72%    0.61%    0.50%    0.67%    0.28%    0.01%      2.90%      91.53%      8.295
8.501 TO 9.000         0.07%     0.08%    0.24%    0.37%    1.22%    1.46%    0.53%    0.02%      3.98%      96.71%      8.837
9.001 TO 9.500         0.00%     0.00%    0.03%    0.19%    1.52%    0.26%    0.17%    0.00%      2.17%      98.33%      9.296
9.501 TO 10.000        0.00%     0.00%    0.04%    0.26%    1.13%    0.05%    0.03%    0.03%      1.55%      97.95%      9.879
10.001 TO 10.500       0.00%     0.00%    0.00%    0.55%    0.48%    0.00%    0.00%    0.00%      1.04%      99.14%     10.246
10.501 TO 11.000       0.00%     0.00%    0.05%    0.65%    0.24%    0.01%    0.00%    0.00%      0.95%      98.59%     10.814
11.001 TO 11.500       0.00%     0.00%    0.03%    1.24%    0.22%    0.00%    0.00%    0.00%      1.50%      99.42%     11.321
11.501 TO 12.000       0.00%     0.00%    0.02%    0.41%    0.04%    0.00%    0.00%    0.00%      0.46%      99.80%     11.719
12.001 TO 12.500       0.00%     0.00%    0.01%    0.00%    0.03%    0.00%    0.00%    0.00%      0.03%      93.74%     12.351
TOTAL:                 0.07%     1.14%    7.06%   27.89%   37.83%   18.76%    7.05%    0.20%    100.00%      82.74%    7.00166
MORTG RATES & FICO
MORTG RATES           GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC
(50 bps increment)    ------------  ------------  -----------------  ----------------
4.501 TO 5.000           4.6250      260,000.00         0.00%              0.00%
5.001 TO 5.500           4.8986      254,150.29         0.00%             20.59%
5.501 TO 6.000           5.3490      243,872.97         2.49%             25.33%
6.001 TO 6.500           5.8385      235,230.62         1.42%             34.42%
6.501 TO 7.000           6.3329      215,148.05         0.94%             43.97%
7.001 TO 7.500           6.8094      199,607.89         2.31%             41.02%
7.501 TO 8.000           7.2538      149,429.89         0.00%             39.08%
8.001 TO 8.500           7.7825       91,129.80         0.66%             20.87%
8.501 TO 9.000           8.2321       71,532.23         0.69%             54.89%
9.001 TO 9.500           8.7832       56,479.63         0.67%             53.81%
9.501 TO 10.000          9.3129       61,551.86         1.05%             67.61%
10.001 TO 10.500              -       50,896.43         0.00%             36.30%
10.501 TO 11.000              -       65,699.30         0.00%             38.30%
11.001 TO 11.500              -       47,535.28         0.73%             15.91%
11.501 TO 12.000              -       44,459.79         0.00%             15.89%
12.001 TO 12.500              -       61,410.01         0.00%             80.61%
TOTAL:                   6.1038      161,115.88         1.31%             36.89%

MORTG RATES & LTV
MORTG RATES         LTV 0-10  LTV 11-20  21-30  31-40  41-50  51-60  61-70  71-80   81-90   91-100   TOTAL   AVG FICO
(50 bps increment)  --------  ---------  -----  -----  -----  -----  -----  ------  -----  -------  -------  ---------
4.501 TO 5.000        0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.07%  0.00%   0.00%     0.07%   758.000
5.001 TO 5.500        0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.05%   2.74%  0.12%   0.00%     2.91%   700.070
5.501 TO 6.000        0.00%     0.00%    0.00%  0.00%  0.00%  0.28%  0.52%  14.55%  0.09%   0.00%    15.45%   695.700
6.001 TO 6.500        0.00%     0.00%    0.00%  0.00%  0.03%  0.34%  0.72%  24.02%  1.16%   0.53%    26.81%   676.860
6.501 TO 7.000        0.00%     0.01%    0.02%  0.06%  0.07%  0.21%  0.39%  19.67%  1.63%   1.80%    23.86%   659.790
7.001 TO 7.500        0.00%     0.00%    0.00%  0.04%  0.11%  0.19%  0.50%   6.07%  2.09%   1.06%    10.05%   644.450
7.501 TO 8.000        0.00%     0.00%    0.03%  0.00%  0.05%  0.09%  0.23%   2.44%  1.53%   1.91%     6.27%   639.380
8.001 TO 8.500        0.00%     0.00%    0.00%  0.03%  0.00%  0.09%  0.03%   0.27%  0.87%   1.59%     2.90%   655.020
8.501 TO 9.000        0.00%     0.00%    0.00%  0.01%  0.00%  0.00%  0.00%   0.33%  0.38%   3.25%     3.98%   691.520
9.001 TO 9.500        0.00%     0.00%    0.00%  0.03%  0.00%  0.00%  0.00%   0.02%  0.06%   2.06%     2.17%   684.710
9.501 TO 10.000       0.00%     0.00%    0.00%  0.02%  0.01%  0.00%  0.00%   0.00%  0.07%   1.45%     1.55%   669.100
10.001 TO 10.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.05%   0.99%     1.04%   652.800
10.501 TO 11.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.08%   0.87%     0.95%   636.760
11.001 TO 11.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.01%  0.04%   1.45%     1.50%   628.030
11.501 TO 12.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.00%   0.46%     0.46%   621.570
12.001 TO 12.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.01%   0.03%     0.03%   647.560
TOTAL:                0.00%     0.01%    0.05%  0.19%  0.26%  1.21%  2.45%  70.18%  8.21%  17.44%   100.00%   669.190
MORTG RATES & LTV
MORTG RATES           GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC
(50 bps increment)    ------------  ------------  -----------------  ----------------
4.501 TO 5.000           4.625       260,000.00         0.00%              0.00%
5.001 TO 5.500           4.899       254,150.29         0.00%             20.59%
5.501 TO 6.000           5.349       243,872.97         2.49%             25.33%
6.001 TO 6.500           5.839       235,230.62         1.42%             34.42%
6.501 TO 7.000           6.333       215,148.05         0.94%             43.97%
7.001 TO 7.500           6.809       199,607.89         2.31%             41.02%
7.501 TO 8.000           7.254       149,429.89         0.00%             39.08%
8.001 TO 8.500           7.783        91,129.80         0.66%             20.87%
8.501 TO 9.000           8.232        71,532.23         0.69%             54.89%
9.001 TO 9.500           8.783        56,479.63         0.67%             53.81%
9.501 TO 10.000          9.313        61,551.86         1.05%             67.61%
10.001 TO 10.500             -        50,896.43         0.00%             36.30%
10.501 TO 11.000             -        65,699.30         0.00%             38.30%
11.001 TO 11.500             -        47,535.28         0.73%             15.91%
11.501 TO 12.000             -        44,459.79         0.00%             15.89%
12.001 TO 12.500             -        61,410.01         0.00%             80.61%
TOTAL:                   6.104       161,115.88         1.31%             36.89%